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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 15, 2003


             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

                001-06249                         34-6513657
        (Commission File Number)     (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)

                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS


      99.1 Press Release, dated May 15, 2003, issued by First Union Real Estate Equity and Mortgage Investments.



ITEM 9. REGULATION FD DISCLOSURE

            This report is filed pursuant to Item 12 of Form 8-K. On May 15, 2003, First Union Real Estate Equity and Mortgage Investments issued a press release announcing the operating results for the first quarter ended March 31, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 15, 2003


                                    FIRST UNION REAL ESTATE
                                    EQUITY AND MORTGAGE
                                    INVESTMENTS



                                    By: /s/ NEIL H. KOENIG
                                        --------------------------
                                    Name:  Neil H. Koenig
                                    Title: Interim Chief Financial Officer
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                                  EXHIBIT LIST

Exhibit
  No.       Description
-------     -----------
 99.1       Press Release, dated May 15, 2003, issued by First Union Real Estate
            Equity and Mortgage Investments.